American Strategic Income Portfolio - 1997 Annual Report

1997 Annual Report



AMERICAN STRATEGIC
INCOME PORTFOLIO


ASP




[LOGO]

[LOGO]


CONTENTS

Average Annualized Total Returns . . . . . . . . . . . . . . . . . . . . . . . 1

Portfolio Managers' Letter . . . . . . . . . . . . . . . . . . . . . . . . . . 2

Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . . . 7

Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . . .21

Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . . .26

Federal Income Tax Information . . . . . . . . . . . . . . . . . . . . . . . .27

Shareholder Update . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28

Glossary***  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .35


AMERICAN STRATEGIC INCOME PORTFOLIO
--------------------------------------------------------------------------------

*** This report includes a glossary to help you understand financial terms used in the portfolio managers' letter. When you see this symbol, it indicates a word that is defined in the glossary.


PRIMARY INVESTMENTS
Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, mortgage-backed securities and mortgage servicing rights. The fund may borrow, including through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.


FUND OBJECTIVE
High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

AVERAGE ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------

Based on net asset value for the periods ended November 30, 1997
--------------------------------------------------------------------------------


[GRAPH]


                                                  SINCE INCEPTION
                            ONE YEAR   FIVE YEAR      12/27/97
                            -------------------------------------
AMERICAN STRATEGIC
INCOME PORTFOLIO              9.83%      7.44%          8.80%

Lehman Brothers Mutual
Fund Gov't/Mortgage Index     7.56%      7.42%          7.20%


The average annualized total returns for American Strategic Income Portfolio are based on the change in its net asset value (NAV), assume all distributions were reinvested and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, five-year and since inception periods ended November 30, 1997, were 17.41%, 4.41% and 6.47%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The since inception number for the Lehman Index is calculated from the month end following the fund's inception through November 30, 1997.

--------------------------------------------------------------------------------

                   1997 Annual Report  1  American Strategic Income Portfolio

PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

[PHOTO]
JOHN WENKER
is primarily responsible for the management of American Strategic Income Portfolio. He has 11 years of financial experience.
--------------------------------------------------------------------------------

January 18, 1998
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:


FOR THE ONE-YEAR PERIOD ENDED NOVEMBER 30, 1997, AMERICAN STRATEGIC INCOME
PORTFOLIO HAD A NET ASSET VALUE TOTAL RETURN OF 9.83%.*   This compares to a
7.56% return for the Lehman Brothers Mutual Fund Government/Mortgage Index. The fund's total return based on its market price was 17.41%. The fund continued to trade at a discount*** to net asset value, with a market price of $11.875 and a net asset value of $12.88 per share as of November 30.

IN ADDITION TO ITS STRONG NAV PERFORMANCE, THE FUND PAID AN ATTRACTIVE LEVEL OF CURRENT INCOME TO SHAREHOLDERS DURING THE YEAR. The fund paid 96 cents per share in dividends, an annualized distribution rate of 8.08% on the November 30 market price of $11.875 per share. Current monthly earnings of 7.77 cents per share (based on an average of the three months ended November 30) would


* ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AND DO NOT REFLECT SALES CHARGES, EXCEPT THE FUND'S TOTAL RETURN BASED ON MARKET PRICE, WHICH DOES REFLECT SALES CHARGES ON THOSE DISTRIBUTIONS DESCRIBED IN THE FUNDS DIVIDEND REINVESTMENT PLAN, BUT NOT ON INITIAL PURCHASES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
As a percentage of total assets on November 30, 1997


[GRAPH]

Mortgage Servicing Rights                                    1%
Short-Term Securities                                        2%
Commercial Loans                                            17%
Multifamily Loans                                           23%
Single Family Loans                                         35%
Other Assets                                                 5%
Private Fixed Rate Mortgage-Backed Securities                1%
U.S. Treasury Securities                                    16%


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                   1997 Annual Report  2  American Strategic Income Portfolio

--------------------------------------------------------------------------------

[PHOTO]
DAVID STEELE
assists with the management of American Strategic Income Portfolio. He has 18 years of financial experience.
--------------------------------------------------------------------------------


result in an annualized earnings rate of 7.85% on the November 30 market price. Keep in mind that past performance does not guarantee future results, and these rates will fluctuate.

THE FUND'S MONTHLY DIVIDEND REMAINED UNCHANGED AT 8 CENTS PER SHARE. The loans in the fund's portfolio have provided relatively high income for the fund, allowing us to hold the dividend steady for the past 18 months.

THE FUND'S POSITIVE NAV PERFORMANCE OVER THE PAST YEAR CAN BE PRIMARILY ATTRIBUTED TO DECLINING YIELD SPREADS*** IN COMMERCIAL AND MULTIFAMILY MORTGAGE MARKETS. Yields on U.S. Treasury securities in the medium-term portion of the yield curve*** are about where they were a year ago, although yields have gone up and down by as much as 1%. Over the same time period, spreads on a wide range of mortgage products, particularly multifamily and commercial loans, have decreased approximately 0.50% to

-------------------------------------------------------------------------------
GEOGRAPHICAL DISTRIBUTION
-------------------------------------------------------------------------------
We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of November 30, 1997. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

[EDGAR REPRESENTATION OF MAP]

Arizona. . . . . . . . . . . . . . . . . . 2%
California . . . . . . . . . . . . . . . . 7%
Colorado . . . . . . . . . . . . . . . . . 3%
Delaware . . . . . . . . . . . . . . . . . 1%
Florida. . . . . . . . . . . . . . . . . . 7%
Georgia. . . . . . . . . . . . . . . . . . 2%
Idaho. . . . . . . . . . . . . . . . . . . 2%
Illinois . . . . . . . . . . . . . . . . . 2%
Louisiana. . . . . . . . . . . . . . . . . 1%
Michigan . . . . . . . . . . . . . . . . . 1%
Minnesota. . . . . . . . . . . . . . . . .14%
Nebraska . . . . . . . . . . . . . . . . . 3%
Oklahoma . . . . . . . . . . . . . . . . . 2%
Nevada . . . . . . . . . . . . . . . . . . 2%
New Hampshire. . . . . . . . . . . . . . . 2%
New Mexico . . . . . . . . . . . . . . . . 4%
New York . . . . . . . . . . . . . . . . . 1%
North Carolina . . . . . . . . . . . . . . 3%
Ohio . . . . . . . . . . . . . . . . . . . 1%
North Dakota . . . . . . . . . . . . . . . 5%
Tennessee. . . . . . . . . . . . . . . . . 6%
Texas. . . . . . . . . . . . . . . . . . .15%
Washington . . . . . . . . . . . . . . . . 1%
Oregon . . . . . . . . . . . . . . . . . . 4%
Montana. . . . . . . . . . . . . . . . . . 2%
Utah . . . . . . . . . . . . . . . . . . . 3%
Maryland . . . . . . . . . . . . . . . . . 3%
New Jersey . . . . . . . . . . . . . . . . 4%


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                   1997 Annual Report  3  American Strategic Income Portfolio

--------------------------------------------------------------------------------

[PHOTO]
RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio. He has 11 years of financial experience.
--------------------------------------------------------------------------------


0.75%. This effect, along with the attractive level of income earned by the fund, caused the fund's positive performance relative to its benchmark.***

AS WE HAVE TOLD SHAREHOLDERS IN THE PAST, PREPAYMENTS ARE A CONCERN FOR THIS FUND, ESPECIALLY IN THE LOWER INTEREST RATE ENVIRONMENT WE CURRENTLY FACE. Lower rates are expected to continue, and the fund is likely to experience prepayments as borrowers prepay or refinance their loans. Over time, prepayments invested at lower interest rates will impact the fund's income and dividend levels. Prepayments are sometimes positive, since the fund can collect prepayment penalties on multifamily and commercial loans.

DURING THE PERIOD, WE CONTINUED TO INCREASE THE FUND'S HOLDINGS IN COMMERCIAL LOANS.*** While commercial loans are subject to more credit risk*** than other mortgage loans, their price and supply have been attractive in recent months. The market for multifamily and commercial loans is approximately $1 trillion in size, providing us with a large number of loans to search through for the credit quality, price and yield we want for the fund.

-------------------------------------------------------------------------------
DELINQUENT LOAN PROFILE
-------------------------------------------------------------------------------

The chart below shows what percentage of single family loans* in the portfolio are 30, 60, 90 or 120 days delinquent as of November 30, 1997, based on principal amounts outstanding.

Current                          88.5%
-------------------------------------------------------------------------------
30 Days                           6.7%
-------------------------------------------------------------------------------
60 Days                           1.7%
-------------------------------------------------------------------------------
90 Days                           0.2%
-------------------------------------------------------------------------------
120+ Days                         2.9%
-------------------------------------------------------------------------------

* As of November 30, 1997, there were no multifamily or commercial loans delinquent.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                   1997 Annual Report  4  American Strategic Income Portfolio

--------------------------------------------------------------------------------

DELINQUENT LOANS AND CREDIT LOSSES ARE INHERENT RISKS IN THIS FUND, EVEN THOUGH WE CONDUCT EXTENSIVE RISK ANALYSIS ON THE LOANS WE BUY. As of November 30, the fund held approximately 490 single family loans on properties with an average remaining principal balance of approximately $57,000. On the same date, the fund had 15 multifamily loans with an average principal balance of approximately $1,172,000 and 11 commercial loans with an average principal balance of approximately $1,191,000. The chart on the previous page shows the percentage of single family loans in delinquency. No multifamily or commercial loans were delinquent. Since the fund's inception, we have kept its principal losses due to foreclosure on single family loans to 6 cents per share. To date, we have experienced no foreclosure losses on multifamily or commercial loans. When loans are foreclosed, we expedite the process as quickly as possible. Any losses will first go against the borrower's investment, or equity. Although we would hope to receive all of the principal and interest owed to us on a foreclosed loan, it is likely that we may not be repaid in full.

THE FUND CONTINUES TO BORROW THROUGH REVERSE REPURCHASE AGREEMENTS*** AND INVEST THE PROCEEDS IN TREASURY SECURITIES AND NEW MORTGAGE LOANS. The Treasuries and mortgage loans act as collateral for the reverse repurchase agreements. The amount of reverse repurchase agreements was equal to 14% of the fund's total assets as of November 30. Please note that borrowing can potentially increase the fund's earnings, but it can also increase the fund's net asset value volatility. We attempt to moderate this potential volatility by purchasing short- to medium-term Treasuries.

SETTLEMENT OF THE CLASS ACTION LAWSUIT AGAINST THE FUND AND SEVEN OTHER CLOSED-END MANAGEMENT COMPANIES MANAGED BY PIPER CAPITAL MANAGEMENT BECAME EFFECTIVE IN SEPTEMBER, AND THE FUND COMPLETED A SHARE REPURCHASE. The settlement included payments by Piper Jaffray Companies totaling $15.5 million over a four-year period. It also included an agreement by the fund to repurchase up to 10% of its outstanding shares. Proceeds of this


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                   1997 Annual Report  5  American Strategic Income Portfolio

--------------------------------------------------------------------------------


repurchase were paid out on December 5. We funded the repurchase by using loan prepayments and selling some of the fund's less attractive mortgage assets.

Thank you for your investment in American Strategic Income Portfolio. We are pleased that the fund provided you with a competitive return for the period, and we appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ John Wenker

John Wenker
Portfolio Manager


-------------------------------------------------------------------------------
VALUATION OF WHOLE LOAN INVESTMENTS
-------------------------------------------------------------------------------

The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a Piper Capital pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

--------------------------------------------------------------------------------

                   1997 Annual Report  6  American Strategic Income Portfolio

Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  November 30, 1997
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)
  (including a repurchase agreement of $1,930,000) .........     $  74,879,541
Cash in bank on demand deposit .............................         2,976,675
Accrued interest receivable ................................           833,112
Other assets ...............................................            21,515
                                                              -----------------
  Total assets .............................................        78,710,843
                                                              -----------------

LIABILITIES:
Reverse repurchase agreements payable ......................        11,000,000
Accrued investment management fee ..........................            32,546
Accrued administrative fee .................................            11,088
Accrued interest ...........................................            47,911
Other accrued expenses .....................................             6,354
                                                              -----------------
  Total liabilities ........................................        11,097,899
                                                              -----------------
  Net assets applicable to outstanding capital stock .......     $  67,612,944
                                                              -----------------
                                                              -----------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............     $  73,367,747
Undistributed net investment income ........................           287,646
Accumulated net realized loss on investments ...............        (8,658,516)
Unrealized appreciation of investments .....................         2,616,067
                                                              -----------------

  Total - representing net assets applicable to capital
    stock ..................................................     $  67,612,944
                                                              -----------------
                                                              -----------------

* Investments in securities at identified cost .............     $  72,263,474
                                                              -----------------
                                                              -----------------

NET ASSET VALUE AND MARKET PRICE:
Net assets .................................................     $  67,612,944
Shares outstanding (authorized 1 billion shares of $0.01 par
  value) ...................................................         5,247,721
Net asset value ............................................     $       12.88
Market price ...............................................     $       11.88

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

           1997 Annual Report  7  American Strategic Income Portfolio

---------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Year Ended November 30, 1997
 ................................................................................

INCOME:
Interest (net of interest expense of $721,541) .............     $   6,053,529
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee ..................................           404,222
Administrative fee .........................................           132,176
Custodian and accounting fees ..............................            89,071
Transfer agent fees ........................................            22,236
Reports to shareholders ....................................            41,676
Mortgage servicing fees ....................................           153,875
Directors' fees ............................................            14,936
Audit and legal fees .......................................            62,531
Other expenses .............................................            54,168
                                                              -----------------
  Total expenses ...........................................           974,891
    Less expenses paid indirectly ..........................            (3,598)
                                                              -----------------

  Total net expenses .......................................           971,293
                                                              -----------------

  Net investment income ....................................         5,082,236
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 (NOTE 4):
Net realized gain on investments in securities .............           297,071
Net realized loss on real estate owned .....................           (47,342)
                                                              -----------------

  Net realized gain on investments .........................           249,729
Net change in unrealized appreciation or depreciation of
  investments ..............................................           926,403
                                                              -----------------

  Net gain on investments ..................................         1,176,132
                                                              -----------------

    Net increase in net assets resulting from operations ...     $   6,258,368
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

           1997 Annual Report  8  American Strategic Income Portfolio

---------------------------------------------------------------------

STATEMENT OF CASH FLOWS  For the Year Ended November 30, 1997
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income ............................................     $   6,053,529
Net expenses ...............................................          (971,293)
                                                              -----------------
  Net investment income ....................................         5,082,236
                                                              -----------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable ....................           (28,200)
  Net amortization of bond discount and premium ............           (45,237)
  Change in accrued fees and expenses ......................           (17,960)
  Change in other assets ...................................           (21,515)
                                                              -----------------
    Total adjustments ......................................          (112,912)
                                                              -----------------

    Net cash provided by operating activities ..............         4,969,324
                                                              -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................        51,245,730
Purchases of investments ...................................       (45,882,141)
Net sales of short-term securities .........................           162,000
                                                              -----------------

    Net cash provided by investing activities ..............         5,525,589
                                                              -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements .............        (3,000,000)
Distributions paid to shareholders .........................        (5,037,813)
                                                              -----------------

    Net cash used by financing activities ..................        (8,037,813)
                                                              -----------------
Net increase in cash .......................................         2,457,100
Cash at beginning of year ..................................           519,575
                                                              -----------------

    Cash at end of year ....................................     $   2,976,675
                                                              -----------------
                                                              -----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements .............................................     $     741,922
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

           1997 Annual Report  9  American Strategic Income Portfolio

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 YEAR ENDED          YEAR ENDED
                                                                  11/30/97            11/30/96
                                                              -----------------   -----------------
OPERATIONS:
Net investment income ......................................     $   5,082,236       $   5,068,023
Net realized gain on investments ...........................           249,729             218,703
Net change in unrealized appreciation or depreciation of
  investments ..............................................           926,403            (759,346)
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations .....         6,258,368           4,527,380
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................        (5,037,813)         (7,097,611)
                                                              -----------------   -----------------

CAPITAL SHARE TRANSACTIONS (NOTE 5):
Decrease in net assets from capital share transactions .....                --            (413,787)
                                                              -----------------   -----------------
  Total increase (decrease) in net assets ..................         1,220,555          (2,984,018)

Net assets at beginning of year ............................        66,392,389          69,376,407
                                                              -----------------   -----------------

Net assets at end of year ..................................     $  67,612,944       $  66,392,389
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income ........................     $     287,646       $     243,352
                                                              -----------------   -----------------
                                                              -----------------   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

          1997 Annual Report  10  American Strategic Income Portfolio

        Notes to Financial Statements
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
               American Strategic Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may enter into dollar roll transactions. In addition, the fund may borrow through the use of reverse repurchase agreements. Fund shares are listed on the New York Stock Exchange under the symbol ASP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                  INVESTMENTS IN SECURITIES
               Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

               The current market values of certain fixed income securities are provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

               The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These

---------------------------------------------------------------------

          1997 Annual Report  11  American Strategic Income Portfolio

--------------------------------------------------------------------------------
               investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a Piper Capital pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

               Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                  WHOLE LOANS AND PARTICIPATION MORTGAGES
               Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans

---------------------------------------------------------------------

          1997 Annual Report  12  American Strategic Income Portfolio

--------------------------------------------------------------------------------
               underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

               At November 30, 1997, loans representing 1.97% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 4.83% of total single family principal outstanding at November 30, 1997. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized net realized losses of $47,342 or $0.01 per share on real estate sold during the year ended November 30, 1997.

               Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On November 30, 1997, the fund owned no real estate.

                  MORTGAGE SERVICING RIGHTS
               The fund may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change.

---------------------------------------------------------------------

          1997 Annual Report  13  American Strategic Income Portfolio

--------------------------------------------------------------------------------

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of November 30, 1997, the fund had no outstanding when-issued or forward commitments.

               In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage dollar rolls in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For year ended November 30, 1997, the fund earned no such fees.

                  FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal

---------------------------------------------------------------------

          1997 Annual Report  14  American Strategic Income Portfolio

--------------------------------------------------------------------------------
               year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

               On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment has been made to decrease undistributed net investment income and increase additional paid-in-capital by $129.

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                  REPURCHASE AGREEMENTS
               For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

---------------------------------------------------------------------

          1997 Annual Report  15  American Strategic Income Portfolio

--------------------------------------------------------------------------------

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ................................
                  INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the advisor and the administrator):

               The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the year ended November 30, 1997, the effective investment management fee incurred by the fund was 0.61%. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

               The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide regulatory, reporting and record-keeping services for the fund.

                  MORTGAGE SERVICING FEES
               The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee,

---------------------------------------------------------------------

          1997 Annual Report  16  American Strategic Income Portfolio

--------------------------------------------------------------------------------
               mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                  OTHER FEES AND EXPENSES
               In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities and dollar roll transactions, for the year ended November 30, 1997, aggregated $45,927,378 and $51,245,730, respectively. Included in proceeds from sales is $978,354 from sales of real estate owned.

(5) CAPITAL SHARE
    TRANSACTIONS
 ................................
               The fund's board of directors voted to discontinue the share repurchase program effective February 6, 1996. Pursuant to the plan, the fund repurchased and retired 35,100 shares during the year ended November 30, 1996. Cumulatively, the fund has repurchased and retired 94,700 shares, which represents 1.8% of the shares originally issued.

(6) CAPITAL LOSS
    CARRYOVER
 ................................
               For federal income tax purposes, the fund had capital loss carryovers at November 30, 1997, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends

---------------------------------------------------------------------

          1997 Annual Report  17  American Strategic Income Portfolio

--------------------------------------------------------------------------------
               as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                            CARRYOVER       EXPIRATION
                                          -------------   ---------------
                                            $  185,268          2002
                                             8,473,248          2003
                                          -------------
                                            $8,658,516
                                          -------------
                                          -------------

(7) SUBSEQUENT
    EVENT -
    REPURCHASE
    OFFER
 ................................
               The fund's board of directors concluded that an offer to repurchase up to 10% of the fund's outstanding shares would be in the best interests of shareholders. Accordingly, the board authorized such an offer as part of a settlement agreement reached in connection with class action litigation involving the fund and seven other closed-end investment companies managed by Piper Capital Management Incorporated.

               The repurchase offer was sent to shareholders in October 1997, and the deadline for submitting shares for repurchase was 5 p.m. Central Time on November 17, 1997. The repurchase price was determined on December 1, 1997 at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern Time). The percentage of outstanding shares tendered, the number of shares tendered, the repurchase price per share (net asset value less two cents per share repurchase fee) and proceeds paid by the fund on December 5, 1997, were as follows:

 PERCENTAGE     SHARES      REPURCHASE      PROCEEDS
  TENDERED     TENDERED        PRICE          PAID
 ----------   -----------   -----------   ------------
    10%        524,695         $12.87     $  6,752,825

---------------------------------------------------------------------

          1997 Annual Report  18  American Strategic Income Portfolio

--------------------------------------------------------------------------------

(8) SUBSEQUENT
    EVENT -
    PENDING
    ACQUISITION
 ................................
               On December 15,1997, Piper Jaffray Companies Inc., the parent company of the fund's investment advisor, announced that it had entered into an agreement to be acquired by U.S. Bancorp. It is anticipated that this acquisition will be completed in the second quarter of 1998, subject to regulatory approval, the approval of Piper Jaffray Companies shareholders and the satisfaction of customary closing conditions.

               U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states. As of September 30, 1997, U.S. Bancorp was the 15th largest U.S. commercial bank holding company, with assets of approximately $70 billion. U.S. Bank National Association ("U.S. Bank"), a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment advisor to 32 mutual funds (the "First American Funds"). As of December 31, 1997, U.S. Bank, acting through its First American Asset Management group, managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Funds.

               Under the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the acquisition of Piper Jaffray Companies by U.S. Bancorp will result in the assignment and automatic termination of the fund's investment advisory agreement with Piper Capital Management Incorporated. The 1940 Act requires that any new investment advisory agreement for the fund be approved by the fund's board of directors and shareholders.

---------------------------------------------------------------------

          1997 Annual Report  19  American Strategic Income Portfolio

--------------------------------------------------------------------------------

(9) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

AMERICAN STRATEGIC INCOME PORTFOLIO

                                                                Year        Year        Year        Year        Year
                                                                Ended       Ended       Ended       Ended       Ended
                                                              11/30/97    11/30/96    11/30/95    11/30/94    11/30/93
                                                              ---------   ---------   ---------   ---------   ---------
PER-SHARE DATA

Net asset value, beginning of period .......................    $12.65      $13.13      $12.63      $15.79      $14.89
                                                              ---------   ---------   ---------   ---------   ---------
Operations:
  Net investment income ....................................      0.97        0.97        1.09        1.41        1.79
  Net realized and unrealized gain (loss) on investments ...      0.22       (0.10)       1.11       (3.22)       0.61
                                                              ---------   ---------   ---------   ---------   ---------
    Total from operations ..................................      1.19        0.87        2.20       (1.81)       2.40
                                                              ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment income ...............................     (0.96)      (1.35)      (1.70)      (1.15)      (1.50)
  From net realized gains ..................................        --          --          --       (0.20)         --
                                                              ---------   ---------   ---------   ---------   ---------
    Total distributions to shareholders ....................     (0.96)      (1.35)      (1.70)      (1.35)      (1.50)
                                                              ---------   ---------   ---------   ---------   ---------
Net asset value, end of period .............................    $12.88      $12.65      $13.13      $12.63      $15.79
                                                              ---------   ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------   ---------
Per-share market value, end of period ......................    $11.88      $11.00      $12.25      $13.00      $16.38
                                                              ---------   ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------   ---------
SELECTED INFORMATION

Total return, net asset value (a) ..........................      9.83%       7.12%      18.27%     (11.87)%     16.80%
Total return, market value (b) .............................     17.41%       1.29%       7.75%     (12.59)%     10.75%
Net assets at end of period (in millions) ..................    $   68      $   66      $   69      $   67      $   84
Ratio of expenses to average weekly net assets including
  interest expense (c) .....................................      2.56%       2.94%       3.29%       3.34%       3.00%
Ratio of expenses to average weekly net assets excluding
  interest expense (c) .....................................      1.47%       1.50%       1.72%       1.69%       1.69%
Ratio of net investment income to average weekly net
  assets ...................................................      7.68%       7.67%       8.26%      10.00%      11.52%
Portfolio turnover rate (excluding short-term
  securities) ..............................................        61%         63%        120%         74%         50%
Amount of borrowings outstanding at end of period (in
  millions) (d) ............................................    $   11      $   14      $   15      $   28      $   32
Per-share amount of borrowings outstanding at end of
  period ...................................................    $ 2.10      $ 2.67      $ 2.84      $ 5.16      $ 6.04
Per-share amount of net assets, excluding borrowings, at end
  of period ................................................    $14.98      $15.32      $15.97      $17.79      $21.83
Asset coverage ratio (e) ...................................       715%        574%        563%        345%        361%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) INCLUDES 0.02%, 0.23%, AND 0.22% FROM FEDERAL EXCISE TAXES IN FISCAL 1995, 1994 AND 1993, RESPECTIVELY.
(d) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID ASSETS ARE SEGREGATED ARE NOT CONSIDERED BORROWINGS. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(e) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.

---------------------------------------------------------------------

          1997 Annual Report  20  American Strategic Income Portfolio

Investments in Securities
---------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO                              November 30, 1997
 ........................................................................................

                                                            Principal           Market
Description of Security                                       Amount          Value (a)
---------------------------------------------------------  ------------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (18.1%):
  U.S. GOVERNMENT SECURITIES (18.1%):
    6.38%, U.S. Treasury Note, 9/30/01
      (cost: $12,078,393) ...............................  $ 12,000,000(b)   $ 12,213,000
                                                                             ------------

PRIVATE MORTGAGE-BACKED SECURITIES (e) (1.7%):
  FIXED RATE (1.7%):
    10.10%, First Boston, Series 1992-1, Class B-2,
      1/15/01 ...........................................     1,000,000         1,011,563
    12.97%, Minnesota Mortgage Corporation, 7/25/14 .....        79,003            80,188
    12.26%, Minnesota Mortgage Corporation, 10/25/14 ....        54,242            55,055
    12.38%, Minnesota Mortgage Corporation, 3/25/15 .....        31,695            32,170
                                                                             ------------

      Total Private Mortgage-Backed Securities
        (cost: $1,141,680)  .............................                       1,178,976
                                                                             ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (c,d,e) (87.3%):
  COMMERCIAL LOANS (20.2%):
    Bekins Building, 8.50%, 10/1/04 .....................     1,148,886         1,193,528
    James Plaza, 8.55%, 12/1/01 .........................     1,186,853         1,225,695
    Main Street Office Building, 8.50%, 11/1/07 .........       900,000           945,000
    One Eastern Heights Office Building, 8.33%,
      12/1/07 ...........................................     1,100,000         1,146,582
    Pine Island Office Building, 8.15%, 11/2/02 .........     1,628,000         1,664,737
    Rice Street Convention Center, 9.10%, 2/1/04 ........       843,082           885,236
    Schendel Office Building, 8.32%, 10/1/07 ............     1,198,802         1,248,513
    Schendel Retail Center, 8.70%, 9/1/07 ...............       847,347           875,421
    Shallowford Business Park, 9.25%, 7/1/01 ............     1,626,061         1,707,364
    Sherwin Williams, 8.63%, 1/1/04 .....................     1,435,783         1,500,942
    Stephens Retail Center, 9.35%, 8/1/03 ...............     1,186,245         1,245,557
                                                                             ------------
                                                                               13,638,575
                                                                             ------------
  MULTIFAMILY LOANS (26.4%):
    Applewood Manor, 8.75%, 1/1/01 ......................       678,083           698,600
    Boca Bend Apartments, 11.75%, 5/1/00 ................       578,250           568,611
    Essex Place I, 9.58%, 9/30/12 .......................     2,117,616         1,899,887
    Franklin Woods Apartments, 9.90%, 3/1/10 ............     1,284,353         1,348,571
    Fremont Plaza Apartments, 9.75%, 4/1/02 .............       712,890           748,535
    Garden Oaks Apartments, 8.55%, 4/1/06 ...............     1,828,673         1,910,756
    Kings Creek Apartments, 10.00%, 5/1/97 ..............     1,300,000         1,300,000
    Park Place Apartments, 8.38%, 7/1/02 ................     1,544,873         1,587,958
    Royal Knight Apartments, 8.50%, 4/1/06 ..............     1,580,361         1,656,961

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

          1997 Annual Report  21  American Strategic Income Portfolio

---------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)

                                                            Principal           Market
Description of Security                                       Amount          Value (a)
---------------------------------------------------------  ------------      ------------
    Rush Oaks Apartments, 7.90%, 12/1/07 ................  $    555,000      $    566,634
    Stanley Court Apartments, 8.50%, 11/1/02 ............     1,082,634         1,117,448
    Twelfth Street Apartments, 9.25%, 6/1/05 ............     1,143,684         1,200,868
    Vanderbilt Condominiums, 8.50%, 8/1/00 ..............       810,187           827,542
    Westgate Apartments, 10.00%, 2/1/08 .................     1,379,245         1,406,830
    Westhollow Place Apartments, 8.58%, 4/1/03 ..........       987,919         1,024,657
                                                                             ------------
                                                                               17,863,858
                                                                             ------------
  SINGLE FAMILY LOANS (40.7%):
    Aegis, 8.85%, 3/26/10 ...............................       279,553           279,130
    Aegis II, 9.53%, 1/28/14 ............................       509,301           521,139
    American Bank, Mankato, 9.25%, 12/10/12 .............       126,219           127,065
    American Portfolio, 7.58%, 10/18/15 .................       307,078           301,419
    Anivan, 9.30%, 4/14/12 ..............................       399,039           408,640
    Bank of New Mexico, 8.99%, 3/31/10 ..................     1,600,707         1,596,795
    Bluebonnet Savings and Loan, 11.24%, 8/31/10 ........       132,972           125,823
    Bluebonnet Savings and Loan, 8.47%, 8/31/10 .........     1,307,694         1,310,393
    CLSI Allison Williams, 10.05%, 8/1/17 ...............       631,743           645,805
    Crossroads Savings and Loan, 9.26%, 1/1/21 ..........       471,939           483,408
    Crossroads Savings and Loan, 9.24%, 1/1/21 ..........       526,189           531,058
    Fairbanks II, Utah, 8.37%, 8/20/10 ..................       202,046           173,779
    Fairbanks, Utah, 9.63%, 9/23/15 .....................       161,542           162,445
    First Boston Mortgage Pool #5, 9.12%, 6/29/03 .......       373,165           376,796
    Hamilton Financial, 8.32%, 6/29/10 ..................       188,627           182,568
    Huntington MEWS, 9.29%, 8/1/17 ......................     1,374,703         1,318,913
    Knutson Mortgage Portfolio #1, 8.85%, 8/1/17 ........     1,225,612         1,203,186
    Knutson Mortgage Portfolio #2, 9.42%, 9/25/17 .......     1,498,266         1,537,805
    McClemore, Matrix Funding Corporation, 10.65%,
      9/30/12 ...........................................     1,669,315         1,639,623
    Meridian, 9.71%, 12/1/20 ............................       919,903           938,799
    Nomura III, 8.99%, 4/29/17 ..........................     2,276,304         2,229,589
    Norwest II, 7.66%, 11/27/22 .........................     3,440,766         3,366,283
    Norwest III, 7.68%, 11/27/22 ........................     1,931,328         1,911,631
    Norwest V, 8.51%, 2/3/25 ............................     4,218,423         4,232,891
    Rand Mortgage Corporation, 9.68%, 8/1/17 ............       343,493           351,071
    Salomon II, 9.48%, 11/23/14 .........................     1,131,433         1,156,829
    Valley Bank of Commerce, N.M., 8.58%, 8/31/10 .......       382,340           382,033
                                                                             ------------
                                                                               27,494,916
                                                                             ------------

      Total Whole Loans and Participation Mortgages
        (cost: $56,634,882)  ............................                      58,997,349
                                                                             ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

          1997 Annual Report  22  American Strategic Income Portfolio

---------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)

                                                            Principal           Market
Description of Security                                       Amount          Value (a)
---------------------------------------------------------  ------------      ------------
MORTGAGE SERVICING RIGHTS (e,g) (0.8%):
    Matrix Servicing Rights, 18.00%, 7/10/22
      (cost: $478,519) ..................................  $         --      $    560,216
                                                                             ------------

SHORT-TERM SECURITIES (2.8%):
    Repurchase agreement with Credit Suisse First Boston,
      acquired on 11/28/97, interest of $914, 5.68%,
      12/1/97
      (cost: $1,930,000) ................................     1,930,000(f)      1,930,000
                                                                             ------------

      Total Investments in Securities
        (cost: $72,263,474) (h) .........................                    $ 74,879,541
                                                                             ------------
                                                                             ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) ON NOVEMBER 30, 1997, SECURITIES VALUED AT $10,950,990 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENT:

                                                             NAME OF BROKER
              ACQUISITION                        ACCRUED     AND DESCRIPTION
   AMOUNT        DATE       RATE*       DUE     INTEREST      OF COLLATERAL
------------  ----------  ---------  ---------  ---------  -------------------
$ 11,000,000     11/3/97      5.60%    12/1/97  $  47,911              (1)

THE FUND PAYS A FEE OF 0.25% TO NOMURA ON THE UNUSED PORTION OF A $15,000,000 LENDING COMMITMENT.
* INTEREST RATE AS OF NOVEMBER 30, 1997. RATE IS BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR).

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
         (1) NOMURA; U.S. TREASURY NOTE, 6.38%, 9/30/01, $10,760,000 PAR
(C) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON NOVEMBER 30, 1997. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 1997.
(D) MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

         COMMERCIAL LOANS:
         BEKINS BUILDING - COLORADO SPRINGS, CO
         JAMES PLAZA - HOUSTON, TX
         MAIN STREET OFFICE BUILDING - PARK CITY, UT
         ONE EASTERN HEIGHTS OFFICE BUILDING - WOODBURY, MN
         PINE ISLAND OFFICE BUILDING - PLANTATION, FL
         RICE STREET CONVENTION CENTER - ROSEVILLE, MN
         SCHENDEL OFFICE BUILDING - BEAVERTON, OR
         SCHENDEL RETAIL CENTER - BEAVERTON, OR
         SHALLOWFORD BUSINESS PARK - CHATTANOOGA, TN
         SHERWIN WILLIAMS - ORLANDO, FL

---------------------------------------------------------------------

          1997 Annual Report  23  American Strategic Income Portfolio

---------------------------------------------------------------------

         STEPHENS RETAIL CENTER - MISSOULA, MT
         MULTIFAMILY LOANS:
         APPLEWOOD MANOR - DULUTH, MN
         BOCA BEND APARTMENTS - BOCA RATON, FL
         ESSEX PLACE I - ROCHESTER, MN
         FRANKLIN WOODS APARTMENTS - FRANKLIN, NH
         FREMONT PLAZA APARTMENTS - LAS VEGAS, NV
         GARDEN OAKS APARTMENTS - COON RAPIDS, MN
         KINGS CREEK APARTMENTS - DALLAS, TX
         PARK PLACE APARTMENTS - GRAND FORKS, ND
         ROYAL KNIGHT APARTMENTS - MEMPHIS, TN
         RUSH OAKS APARTMENTS - LAPORTE, TX
         STANLEY COURT APARTMENTS - BLOOMINGTON, MN
         TWELFTH STREET APARTMENTS - ATLANTA, GA
         VANDERBILT CONDOMINIUMS - AUSTIN, TX
         WESTGATE APARTMENTS - BISMARCK, ND
         WESTHOLLOW PLACE APARTMENTS - HOUSTON, TX
         SINGLE FAMILY LOANS:
         AEGIS - 16 LOANS LOCATED THROUGHOUT THE MIDWESTERN UNITED STATES
         AEGIS II - 8 LOANS LOCATED THROUGHOUT THE MIDWESTERN UNITED STATES
         AMERICAN BANK, MANKATO - 5 LOANS LOCATED IN SOUTHWESTERN MINNESOTA
         AMERICA PORTFOLIO - 8 LOANS LOCATED IN TEXAS AND CALIFORNIA
         ANIVAN - 5 LOANS LOCATED THROUGHOUT THE UNITED STATES
         BANK OF NEW MEXICO - 29 LOANS LOCATED IN NEW MEXICO
         BLUEBONNET SAVINGS AND LOAN - 52 LOANS LOCATED IN THE VICINITY OF SAN
          ANTONIO, TEXAS
         CLSI ALLISON WILLIAMS - 35 LOANS LOCATED AROUND LAS MESA, SEMINOLE AND
          ANDREWS, TEXAS
         CROSSROADS SAVINGS AND LOAN - 29 LOANS LOCATED IN THE VICINITY OF
          TULSA, OKLAHOMA
         FAIRBANKS II, UTAH - 2 LOAN LOCATED IN THE VICINITY OF SALT LAKE CITY,
          UTAH
         FAIRBANKS, UTAH - 4 LOANS LOCATED IN THE VICINITY OF FAIRBANKS AND SALT
          LAKE CITY, UTAH
         FIRST BOSTON MORTGAGE POOL #5 - 13 LOANS LOCATED THROUGHOUT THE UNITED
          STATES
         HAMILTON FINANCIAL - 2 LOANS LOCATED IN CALIFORNIA
         HUNTINGTON MEWS - 29 LOANS LOCATED IN THE VICINITY OF CAMDEN, NEW
          JERSEY
         KNUTSON MORTGAGE PORTFOLIO #1 - 25 LOANS LOCATED THROUGHOUT THE
          MIDWESTERN UNITED STATES
         KNUTSON MORTGAGE PORTFOLIO #2 - 19 LOANS LOCATED THROUGHOUT THE
          MIDWESTERN UNITED STATES
         MCCLEMORE, MATRIX FUNDING CORPORATION - 19 LOANS LOCATED IN NORTH
          CAROLINA
         MERIDIAN - 15 LOANS LOCATED IN CALIFORNIA
         NOMURA III - 39 LOANS LOCATED THROUGHOUT THE MIDWESTERN UNITED STATES
         NORWEST II - 29 LOANS LOCATED THROUGHOUT THE MIDWESTERN UNITED STATES
         NORWEST III - 18 LOANS LOCATED THROUGHOUT THE MIDWESTERN UNITED STATES
         NORWEST V - 33 LOANS LOCATED THROUGHOUT THE MIDWESTERN UNITED STATES
         RAND MORTGAGE CORPORATION - 8 LOANS LOCATED NEAR HOUSTON AND AUSTIN,
          TEXAS
         SALOMON II - 24 LOANS LOCATED THROUGHOUT THE MIDWESTERN UNITED STATES
         VALLEY BANK OF COMMERCE, N.M. - 24 LOANS LOCATED THROUGHOUT NEW MEXICO
(E)  SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN
     REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES
     ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON NOVEMBER 30, 1997, THE
     TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $60,736,541 OR 89.8% OF TOTAL
     NET ASSETS.
(F)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(G)  INTEREST RATE DISCLOSED REPRESENTS THE CURRENT YIELD BASED ON THE CURRENT
     COST BASIS AND ESTIMATED FUTURE CASH FLOWS.

---------------------------------------------------------------------

          1997 Annual Report  24  American Strategic Income Portfolio

---------------------------------------------------------------------

(H)  ON NOVEMBER 30, 1997, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
     INCOME TAX PURPOSES WAS $72,263,474. THE AGGREGATE GROSS UNREALIZED
     APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS
     COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  2,896,055
      GROSS UNREALIZED DEPRECIATION ......      (279,988)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  2,616,067
                                            ------------
                                            ------------

---------------------------------------------------------------------

          1997 Annual Report  25  American Strategic Income Portfolio

Independent Auditors' Report
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN STRATEGIC INCOME PORTFOLIO INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Strategic Income Portfolio Inc. as of November 30, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 1997, and the financial highlights for each of the years in the five-year period ended November 30, 1997. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. as of November 30, 1997, and the results of its operations and cash flows, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 16, 1998

---------------------------------------------------------------------

          1997 Annual Report  26  American Strategic Income Portfolio

        Federal Income Tax Information
--------------------------------------------------------------------------------

               The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

                  INCOME DISTRIBUTIONS
                  (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

               PAYABLE DATE                            AMOUNT
               ------------------------------------  -----------
               December 18, 1996 ..................  $    0.0800
               January 10, 1997 ...................       0.0800
               February 26, 1997 ..................       0.0800
               March 26, 1997 .....................       0.0800
               April 23, 1997 .....................       0.0800
               May 28, 1997 .......................       0.0800
               June 25, 1997 ......................       0.0800
               July 23, 1997 ......................       0.0800
               August 27, 1997 ....................       0.0800
               September 24, 1997 .................       0.0800
               October 15, 1997 ...................       0.0800
               November 24,1997 ...................       0.0800
                                                     -----------
                   Total ..........................  $    0.9600
                                                     -----------
                                                     -----------

---------------------------------------------------------------------

          1997 Annual Report  27  American Strategic Income Portfolio

        Shareholder Update
--------------------------------------------------------------------------------

                  ANNUAL MEETING RESULTS
               An annual meeting of the fund's shareholders was held on August 20, 1997. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               1.  The fund's shareholders elected the following directors:

                                                                         SHARES
                                                                      WITHHOLDING
                                                        SHARES        AUTHORITY TO
                                                      VOTED "FOR"         VOTE
                                                     -------------   --------------
               David T. Bennett ...................     3,043,585          244,641
               Jaye F. Dyer .......................     3,043,585          244,641
               William H. Ellis ...................     3,043,585          244,641
               Karol D. Emmerich ..................     3,043,585          244,641
               Luella G. Goldberg .................     3,043,585          244,641
               David A. Hughey ....................     3,043,585          244,641
               George Latimer .....................     3,040,333          247,894

               2. The fund's shareholders ratified the selection by a majority of the independent members of the fund's board of directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending November 30, 1997. The following votes were cast regarding this matter:

                                SHARES
                 SHARES          VOTED                         BROKER
               VOTED "FOR"     "AGAINST"     ABSTENTIONS      NON-VOTES
               -----------     ---------     -----------     -----------
                 3,030,535      240,274          17,417              --

                  TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
               As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

---------------------------------------------------------------------

          1997 Annual Report  28  American Strategic Income Portfolio

--------------------------------------------------------------------------------

                  ELIGIBILITY/PARTICIPATION
               You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

               If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

               Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

                  PLAN ADMINISTRATION
               Beginning no more than 5 business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, IFTC will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

               By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive

---------------------------------------------------------------------

          1997 Annual Report  29  American Strategic Income Portfolio

--------------------------------------------------------------------------------
               shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

               There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

               IFTC maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by IFTC in noncertified form in your name.

                  TAX INFORMATION
               Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                  PLAN WITHDRAWAL
               If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written

---------------------------------------------------------------------

          1997 Annual Report  30  American Strategic Income Portfolio

--------------------------------------------------------------------------------
               instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

               If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

               If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                  PLAN AMENDMENT/TERMINATION
               The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

               Any question about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

---------------------------------------------------------------------

          1997 Annual Report  31  American Strategic Income Portfolio

                       THIS PAGE WAS INTENTIONALLY LEFT BLANK.


--------------------------------------------------------------------------------

                  1997 Annual Report  32  American Strategic Income Portfolio

                       THIS PAGE WAS INTENTIONALLY LEFT BLANK.


--------------------------------------------------------------------------------

                  1997 Annual Report  33  American Strategic Income Portfolio

                       THIS PAGE WAS INTENTIONALLY LEFT BLANK.


--------------------------------------------------------------------------------
                  1997 Annual Report  34  American Strategic Income Portfolio

GLOSSARY OF TERMS***
--------------------------------------------------------------------------------

BENCHMARK
A benchmark is an established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments. This particular fund carries more credit risk than the securities in its benchmark index. Therefore, during favorable real estate markets, the fund should outperform its benchmark (barring foreclosures). At the same time, unfavorable real estate markets could cause underperformance.

COMMERCIAL LOANS
Mortgage loans secured by commercial developments such as shopping centers, office buildings and warehouses.

DISCOUNT
Closed-end fund shares may trade in the market at prices that are equal to, above or below their net asset value (NAV). When investors purchase or sell shares at a price that is below current NAV, the shares are said to be trading at a discount.

REVERSE REPURCHASE AGREEMENTS
A reverse repurchase agreement is an agreement between a seller of securities (the fund) and a buyer, whereby the fund receives cash and pays interest and agrees to buy back the same securities at an agreed upon price on a stated date. Reverse repurchase agreements are considered a form of borrowing.

RISK
All funds that invest in mortgage-related securities are subject to certain Risks. Following is a brief summary of some of the primary risks associated with mortgage-related assets. It does not include all risks related to mortgage securities.

Among these risks is PREPAYMENT RISK in which principal payments are prepaid at unexpected rates. Prepayment rates are influenced by changes in interest rates and a variety of other factors. If the fund buys a mortgage loan at a premium, a faster-than-anticipated prepayment rate will reduce the fund's yield and a slower-than-anticipated prepayment rate will increase its yield. If a mortgage loan is purchased at a discount, the opposite will occur. There is also the chance that proceeds from prepaid loans will have to be reinvested in lower-yielding investments (REINVESTMENT RISK).

Like all fixed income investments, the prices of securities in the fund are sensitive to changing interest rates - otherwise known as INTEREST RATE RISK. When rates increase, the value of these securities decreases. Conversely, when rates decline, the value of these securities rises. However, mortgage-related assets may benefit


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

-------------------------------------------------------------------------------

                  1997 Annual Report  35  American Strategic Income Portfolio

--------------------------------------------------------------------------------

less from declining interest rates than other fixed income securities because of prepayment risk.

This particular fund's mortgage loans are also subject to real estate risk and credit risk. Since the fund's mortgage loans generally aren't backed by any government guarantee or private credit enhancement, they face more significant CREDIT RISK than other mortgage-related securities. Credit risk is the risk of loss arising from default if the borrower fails to make payments on the loan. This risk may be greater during periods of declining or stagnant real estate values and could also occur following natural disasters such as a flood or earthquake, for which a property may be uninsured. Mortgage loans are also subject to REAL ESTATE RISKS including property risk (the risk that the physical condition and value of the property will decline) and the legal risk of holding any mortgage loan.

YIELD CURVE
A graph that shows the relationship between the interest rates paid on bonds and their maturities, ranging from the shortest maturities to the longest available (assuming the bonds are all of the same quality). The resulting curve indicates whether short-term interest rates are higher or lower than long-term rates.

YIELD SPREADS
The difference between the yields of an investment and the corresponding term Treasury security.


--------------------------------------------------------------------------------

                  1997 Annual Report  36  American Strategic Income Portfolio

DIRECTORS
--------------------------------------------------------------------------------
DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.
JAYE F. DYER, President, Dyer Management Company
WILLIAM H. ELLIS, Retired President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated
KAROL D. EMMERICH, President, The Paraclete Group
LUELLA G. GOLDBERG, Director, Tcf Financial, ReliaStar Financial Corp., Hormel Foods Corp.
DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc. and Dean Witter Trust Co.
GEORGE LATIMER, Chief Executive Officer, National Equity Funds

OFFICERS
--------------------------------------------------------------------------------
WILLIAM H. ELLIS, Chairman of the Board
PAUL A. DOW, President
JOHN G. WENKER, Senior Vice President
RUSS J. KAPPENMAN, Vice President and Assistant Secretary
JULENE R. MELQUIST, Vice President
WILLIAM T. NIMMO, Vice President
ROBERT H. NELSON, Vice President and Treasurer
SUSAN S. MILEY, Secretary

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PIPER CAPITAL MANAGEMENT INCORPORATED
222 South Ninth Street, Minneapolis, MN  55402-3804

ACCOUNTING AND TRANSFER AGENT
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY
127 West 10th Street, Kansas City, MO  64105-1716

CUSTODIAN
--------------------------------------------------------------------------------
FIRST TRUST NATIONAL ASSOCIATION
180 East Fifth Street, St. Paul, MN  55101

INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
KPMG PEAT MARWICK LLP
4200 Norwest Center, Minneapolis, MN  55402

LEGAL COUNSEL
--------------------------------------------------------------------------------
DORSEY & WHITNEY LLP
220 South Sixth Street, Minneapolis, MN  55402


FOR MORE INFORMATION


BY PHONE [GRAPHIC]

800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL [GRAPHIC]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 800 866-7778, or mail a request to us.

ON-LINE [GRAPHIC]

http://www.piperjaffray.com/

[LOGO]






[LOGO] THIS DOCUMENT IS PRINTED ON PAPER MADE FROM 100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.

#11510    1/1998    047-98